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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File No. 333-59812.

/s/ ARTHUR ANDERSEN LLP
Arthur Andersen LLP

October 8, 2001

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Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS